Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

I, Mark B. Hoffman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: March 18, 2004

/s/ Mark B. Hoffman
Mark B. Hoffman

Chief Executive Officer

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

I, Charles Boynton, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: March 18, 2004

/s/ Charles Boynton
Charles Boynton

Chief Financial Officer